Exhibit 10.18

Private and Confidential

Date           2018

KAMSARMAX ONE SHIPPING LTD
as Borrower

and

NORDDEUTSCHE LANDESBANK GIROZENTRALE
as Lender

and

NORDDEUTSCHE LANDESBANK GIROZENTRALE
as Agent and Security Trustee

and

NORDDEUTSCHE LANDESBANK GIROZENTRALE
as Swap Bank

_____________________________________________________

SECOND SUPPLEMENTAL AGREEMENT
_____________________________________________________

in relation to a Loan Agreement dated 17 February 2016 (as amended)
for a loan facility of (originally) up to USD16,560,000

INCE & CO
PIRAEUS

Index
Clause Page No
1	INTERPRETATION	1
2	AGREEMENT OF THE LENDER	2
3	CONDITIONS PRECEDENT	2
4	REPRESENTATIONS AND WARRANTIES	3
5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS	3
6	FURTHER ASSURANCES	5
7	EXPENSES	6
8	NOTICES	6
9	SUPPLEMENTAL	6
10	LAW AND JURISDICTION	6

THIS SECOND SUPPLEMENTAL AGREEMENT is made on           2018
BETWEEN
(1)	KAMSARMAX ONE SHIPPING LTD as borrower (the "Borrower");
(2)	NORDDEUTSCHE LANDESBANK GIROZENTRALE as lender (the "Lender");
(3)	NORDDEUTSCHE LANDESBANK GIROZENTRALE as agent (the "Agent") and security trustee (the "Security Trustee"); and;
(4)	NORDDEUTSCHE LANDESBANK GIROZENTRALE as swap bank (the "Swap Bank").
BACKGROUND
(A)
Pursuant to a loan agreement dated 17 February 2016 (as amended by a supplemental letter dated 7 September 2017) made between (i) the Borrower, (ii) the Lender, (iii) the Agent and the Security Trustee and (iv) the Swap Bank, the Lender has made available to the Borrower a loan facility of (originally) up to USD16,560,000.

(B)
The Borrower has requested the Lender to (i) replace the Corporate Guarantor, (ii) release the Corporate Guarantor, Euroseas Ltd., from its obligations under its Corporate Guarantee and Shares Pledge and (iii) amend certain terms of the Loan Agreement.

(C)	This Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, at the request of the Borrower, to the matters referred to in Recital (B).
IT IS AGREED as follows:
1	INTERPRETATION
1.1	Defined expressions. Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.
1.2	Definitions. In this Agreement, unless the contrary intention appears:
"Effective Date" means the date on which the Agent issues the Effective Date Notice;
"Effective Date Notice" means the written confirmation from the Agent to the Borrower that the Agent has received the documents and evidence specified in clause 3.1 in a form and substance satisfactory to it in the form of the Schedule to this Agreement;
"Loan Agreement" means the loan agreement dated 17 February 2016 (as amended by a supplemental letter dated 7 September 2017) referred to in Recital (A); and
"New Corporate Guarantor" means Eurodry Ltd., a corporation incorporated in the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960;
"New Guarantee" means the unconditional, irrevocable and on demand guarantee of the obligations of the Borrower under the Loan Agreement, the Master Agreement and the other Security Documents required to be executed hereunder by the New Corporate Guarantor in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion; and

"New Shares Pledge" means the pledge of the shares of and in the Borrower to be executed by the New Corporate Guarantor in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion.
1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2, 1.3 and 1.4 of the Loan Agreement apply, with any necessary modifications, to this Agreement.
2	AGREEMENT OF THE LENDER
2.1
Agreement of the Lender.  The Lender, relying upon each of the representations and warranties in Clause 4 and subject to Clause 3, agrees to (i) replace the Corporate Guarantor and release the Corporate Guarantor, Euroseas Ltd., from its obligations under its Corporate Guarantee and Shares Pledge and (ii) amend the Loan Agreement and Security Documents as set out in Clauses 5.1.

2.2          Effective Date.  The agreement of the Lender contained in Clause 2.1 shall have effect on and          from the Effective Date.

3	CONDITIONS PRECEDENT
3.1	Conditions precedent. The conditions referred to in Clause 2.1 are that the Lender shall have received the following documents and evidence:
(a)	Corporate documents
Certified Copies of all documents which evidence or relate to the constitution of the Borrower and the New Corporate Guarantor and their current corporate existence;
(b)	Certificate of incumbency
a list of directors and officers of the Borrower and the New Corporate Guarantor specifying the names and positions of such persons, certified by an officer of Borrower and the New Corporate Guarantor (as the case may be) to be true, complete and up to date;
(c)	Corporate authorities
(i)
Certified Copies of resolutions of the directors of the Borrower and the New Corporate Guarantor approving such of this Agreement, the New Guarantee and the New Shares Pledge to which the Borrower or the New Corporate Guarantor is a party and authorising the execution and delivery thereof and performance of the Borrower's and/or the New Corporate Guarantor's obligations thereunder, additionally certified by an officer of the Borrower and/or the New Corporate Guarantor as having been duly passed at a duly convened meeting of the directors of the Borrower and/or the New Corporate Guarantor and not having been amended, modified or revoked and being in full force and effect; and

(ii)	originals of any powers of attorney issued by the Borrower and the New Corporate Guarantor pursuant to such resolutions;
(d)	New Guarantee
the New Guarantee duly executed and delivered by the New Corporate Guarantor;

(e)	New Shares Pledge
the New Shares Pledge duly executed and delivered by the New Corporate Guarantor;
(f)	Laws of Marshall Islands opinion
an opinion of the Agent's nominated special legal advisers in respect of the laws of the Marshall Islands;
(g)	Know-your-customer
such information and documentation as the Banks may require in order to satisfy their "Know Your Customer" procedures in respect of the New Corporate Guarantor;
(h)	London Agent
documentary evidence that the agent for service of process named in clause 18.2 of the Loan Agreement has accepted its appointment in respect of this Agreement;
(i)	Further opinions, etc.
any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may reasonably request by notice to the Borrower; and
(j)	Endorsement
an endorsement (by way of a side letter) signed by Eurobulk (Far east) Ltd. Inc. as commercial and technical manager.
3.2
If the Agent issues the Effective Date Notice prior to delivery to it of any of the documents and evidence set out in clause 3.1, the Borrower must deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and issue by the Agent of the Effective Date Notice prior to delivery to it of all such documents and evidence shall not be construed as a waiver of the Banks' right to receive all the documents and evidence required by clause 3.1.

4	REPRESENTATIONS AND WARRANTIES
4.1
Repetition of Loan Agreement representations and warranties. The Borrower represents and warrants to the Lender that the representations and warranties in Clause 7 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS
5.1	Specific amendments to Loan Agreement. With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)	by deleting in the definition of "Corporate Guarantor" in Clause 1.2 thereof the words "Euroseas Ltd." and replacing them with the words "Eurodry Ltd.";

(b)	by deleting the definition of "Required Security Amount" in Clause 1.2 thereof and replacing it with:
"Required Security Amount" means the amount in USD (as certified by the Agent) which is 160% of the aggregate of the Loan and the Swap Exposure;";
(c)	by deleting in Clause 8.1.8 (a) the figure "USD30,000,000" and replacing it with the figure "USD15,000,000";
(d)	by adding at the beginning of Clause 8.1.8 (b) the words "commencing on 1 March 2020,";
(e)	by adding a new Clause 8.1.31 to read as follows:
"8.1.31 Most-favoured lender clause
If the Corporate Guarantor enters into an agreement or instrument with any of its banks, financiers or any other financial institution pursuant to which the Corporate Guarantor grants to such banks, financiers or other financial institutions any financial covenant, or amends any financial covenant given to such banks, financiers or other financial institutions, measured by reference to the financial statements of the Corporate Guarantor, the Borrower must give immediate notice of those new or amended financial covenants to the Agent, and if the Agent (acting reasonably) considers those covenants (taken as a whole) to be more favourable to those banks, financiers or other financial institutions than those contained in Clause 8.1.8 of this Agreement (also taken as a whole) then the Borrower and/or the Corporate Guarantor shall enter into such documentation as the Agent shall reasonably require so that additional or amended financial covenants (taken as a whole) are given also to the Banks until the end of (i) the Facility Period or (ii) the period during which the additional or amended financial covenants will apply in favour of such banks, financiers or other financial institutions (whichever is the earlier).";
(f)	by deleting Clause 8.2.2 (a) and replacing it with:
"(a) immediately after each Repayment Date (other than the final Repayment Date); and"; and
(g)	by deleting in Clause 17.2.3 the words "Ship and Aircraft Finance Department, Christina Winkler" and replacing them with the words "Maritime Industries Department, Marilene Bauch".
5.2
Amendments to Security Documents. With effect on and from the Effective Date each of the Security Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Security Documents to, the Loan Agreement and any of the other Security Documents shall be construed as if the same referred to the Loan Agreement and those Security Documents as amended and supplemented by this Agreement;

(b)
by construing references throughout each of the Security Documents to "this Agreement", "this Deed", "hereunder" and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement.

5.3	Security Documents to remain in full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:
(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and
(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
6	FURTHER ASSURANCES
6.1	Borrower's obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:
(a)
execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the laws of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrower or other party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.
6.2	Purposes of further assurances. Those purposes are:
(a)
validly and effectively to create any Encumbrance or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.
6.3
Terms of further assurances.  The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 6.1 by the date specified in the notice.
6.5
Additional corporate action.  At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by one (1) of the Borrower's or that other party's directors which shall:

(a)	set out the text of a resolution of the Borrower's or that other party's directors specifically authorising the execution of the document specified by the Agent; and
(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower's or that other party's articles of association or other constitutional documents.

7	EXPENSES
7.1	Expenses The provisions of Clause 5 (Fees and expenses) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
8	NOTICES
8.1
General.  The provisions of Clause 17 (Notices and Other Matters) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL
9.1	Counterparts. This Agreement may be executed in any number of counterparts.
9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
10	LAW AND JURISDICTION
10.1	Governing law. This Agreement and any other non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.
10.2
Incorporation of the Loan Agreement provisions.  The provisions of Clause 18 (Governing Law) and Clause 19 (Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED by	)
the duly authorised attorney-in‑fact of	)
KAMSARMAX ONE SHIPPING LTD	)
(as Borrower))

SIGNED by	)
for and on behalf of	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
(as Lender))

SIGNED by	)
for and on behalf of	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
(as Agent and Security Trustee))

SIGNED by	)
for and on behalf of	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
(as Swap Bank))

Witness to all the above	)
Signatures:	)
Name:	)
Address: 47-49 Akti Miaouli	)
185 36 Piraeus, Greece	)

Schedule

Form of
Effective Date Notice

To:	KAMSARMAX ONE SHIPPING LTD of the Marshall Islands

We, NORDDEUTSCHE LANDESBANK GIROZENTRALE, refer to the supplemental agreement dated           2018 (the "Supplemental Agreement") relating to a secured facility agreement 17 February 2016 (as amended by a supplemental letter dated 7 September 2017, the "Loan Agreement") made between (amongst others) you as the Borrower and ourselves as the Agent.
We hereby confirm that [all conditions precedent referred to in Clause 3.1 of the Supplemental Agreement have been satisfied] [the conditions precedent referred to in Clause 3.1[  ] of the Supplemental Agreement have been satisfied and in accordance with Clause 3.2 of the Supplemental Agreement you are required to deliver to the bank or to its order no later than [  ] 2018 the conditions precedent referred to in Clause 3.1[  ] of the Supplemental Agreement].
In accordance with Clauses 1.2 and 2.1 of the Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated:           2018

Signed:   _______________________________

for and on behalf of
NORDDEUTSCHE LANDESBANK GIROZENTRALE